Agreement for Exclusive Agency

This Agreement, made and entered into this 1th day of Jan. 2016 , by and between the Magic NLP Co. (海彙企管顧問股份有限公司), and ASIA TRAINING INSTITUE, INC., of Delaware, U.S.

WHEREAS, the parties have expressed to engage into a Company - Agent relationship and wish to establish a written agreement to govern the business relationship.

THEREFORE, in consideration of the mutual obligations set forth in this Agreement, Company and Agent agree as follows:

A. DEFINITIONS AND APPOINTMENT

1. Definitions:
Products: Efficient Learning Coaching Camp for Teenagers, Highly Effective Status Management, NGH Hypnotherapist Certification Training Course, NLP Professional Practitioner Certification Class (Enterprise Application), New Sales Psychology, SMART People Reading and Communication Skills, Tarot Code
Territory:U.S. and Canada

2. The Party of the first part (hereinafter called the Company) hereby grants to the Party of the second part (hereinafter called the Agent) the exclusive right to sell the Products for the period of 5 years from the date hereof.

3. Company appoints Agent as its SOLE EXCLUSIVE agent for the promotion, sale, after-sale service and pressing the payment of Products in the Territory. Products which are developed and/or offered for sale after the effective date of this Agreement will become subject to this Agreement.

4. The Company shall NOT be entitled to supply Products to customers in the Territory through other agents, distributors or third parties.

B. PROCEDURE

1.The Agent shall be entitled to promote the Products, sign contracts with the customers, and charge customers for the Products.

2.The Company shall pay the commissions to the Agent under Article D.

3.The Agent is free to set resale prices in the Territory for the Products.

C. OBLIGATIONS

1. The Agent shall comply with the Agreement, other direction about the Products by the Company and any laws or regulations in the Territory.

2.One Party shall not, without the prior written consent of the Other Party, disclose to any third party any confidential information which it may acquire relating to the business or the Products, both during this Agreement and for a period of 5 years after its termination. Among other things, the terms and conditions of this Agreement shall be considered confidential information.

3. Any related rights the Agent may acquire in such trade names and trademarks shall forthwith be assigned by the Company and the Agent shall not do or omit to do anything whereby the goodwill and reputation of such trade names and trademarks may be prejudiced or damaged.

4.Obligations or rights of one Party obtained from this Agreement shall not be transferred to any third party without the written consent of the other Party.

5. Should one Party violate any obligation from this Agreement, the said Party agree to pay a penalty of 10,000 USD . Shall one party cause any damage to the other Party, the latter shall have the right to demand compensation.

D. COMMISSIONS

1. On all orders executed by the Agent during the continuance of this contract, the Agent shall be paid the following commissions: 20 % of the Price of the Product.
2. The Agent shall charge the customers on behalf of the Company. Once the charge be remit to and confirmed by the Company, the Company shall pay the commissions to the Agent.

E. TERMINATION

1. This Agreement may be terminated at any time by mutual agreement or be terminated by either party upon 30 day's written notice delivered or sent by registered mail to the other upon breach of any of its terms and conditions.

2.Upon expiration or termination of this Agreement, one Party shall promptly return all Confidential Information in any form to the other Party.

F. OTHER MISCELLANEOUS CLAUSES

1. Except as provided elsewhere in this Agreement, this Agreement may not be modified in any way without the written consent of both parties.

2.This Agreement and all Exhibits shall be valid and binding only when it has been approved and signed by authorized representatives on behalf of both parties.

3. The Exhibits are an integral part of this Agreement and may be changed or amended by mutual Parties from time to time.

Witness the hands and seals of the parties of this Agreement the day and year aforesaid.

For the Company,
(海彙企管顧問股份有限公司)

(signed) Lin CHun Han

For the Agent,
ASIA TRAINING INSTITUE, INC.
CEO

(signed) Lin Chun Han